                         NOTICE OF GUARANTEED DELIVERY

                                 IN RESPECT OF
                       9 7/8% SUBORDINATED NOTES DUE 2009
                                       OF
                              BANC ONE CORPORATION
                       PURSUANT TO THE OFFERING CIRCULAR
                            DATED FEBRUARY 18, 1998

                 The Exchange Agent for the Exchange Offer is:

                                 EXCHANGE AGENT
                            THE CHASE MANHATTAN BANK

          BY FAX:                    BY COURIER:                   BY MAIL:

      (214) 672-5932          Chase Bank of Texas, N.A.    Chase Bank of Texas, N.A.
  Attention: Frank Ivins            1 Main Place          P.O. Box 2320 - 18th Floor
                               1201 Main Street - 18th     Dallas, Texas 25221-2320
                                        Floor               Attention: Frank Ivins
                               Attention: Frank Ivins
                                 Dallas, Texas 75202
                                Phone: 1-800-648-8380

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.
--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MARCH 18, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

    As set forth in the Offering Circular dated February 18, 1998 (as it may be supplemented and amended from time to time, the "Offering Circular") of BANC ONE CORPORATION (the "Company") under "The Exchange Offer--Guaranteed Delivery Procedures," and in the Instructions to the related Letter of Transmittal (the "Letter of Transmittal"), this form, or one substantially equivalent hereto, or an Agent's Message relating to the guaranteed delivery procedures, must be used to accept the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of its Subordinated Notes due March 1, 2019 (the "New Notes") for a like principal amount of its issued and outstanding 9 7/8% Subordinated Notes Due March 1, 2009 (the "Old Notes"), if time will not permit the Letter of Transmittal, certificates representing such Old Notes and other required documents to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, prior to the Expiration Date (as defined herein).

    This form must be delivered by an Eligible Institution (as defined herein) by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth above. If a signature on the Letter of Transmittal is required to be guaranteed by a Medallion Signature Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal. This form is not to be used to guarantee signatures.

    Questions and requests for assistance and requests for additional copies of the Offering Circular may be directed to the Exchange Agent at the address above. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

LADIES AND GENTLEMEN:

    The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Offering Circular and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal. The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company with respect to the Old Notes tendered pursuant to the Exchange Offer.

    The undersigned understands that Old Notes will be exchanged only after timely receipt by the Exchange Agent of (i) such Old Notes, or a Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility, and (ii) a Letter of Transmittal (or a manually signed facsimile thereof), with respect to such Old Notes, properly completed and duly executed, with any signature guarantees (or an Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the execution hereof. The undersigned also understands that the method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent.

    THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF OLD NOTES WILL BE ACCEPTED ONLY IN DENOMINATIONS OF $1,000 OR AN INTEGRAL MULTIPLE THEREOF. THE UNDERSIGNED ALSO UNDERSTANDS THAT TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

    All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Offering Circular.

                            PLEASE SIGN AND COMPLETE

-------------------------------------------

  Signature(s) of Holder(s) or
  Authorized Signatory: ______________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  Name(s) of Holder(s): ______________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________

  Principal Amount of Old Notes
  Tendered: __________________________________________________________________
  ____________________________________________________________________________
  Certificate No.(s) of Old Notes
  (if available): ____________________________________________________________
  ____________________________________________________________________________

  -----------------------------------------------
  -----------------------------------------------

  Date: ______________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  Area Code and Telephone No: ________________________________________________

  ____________________________________________________________________________

  If Notes will be delivered by book-entry transfer, check book-entry transfer facility below:
  / / The Depository Trust Company
  DTC Account No. ____________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  ----------------------------------------------

    This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear(s) on certificate(s) for Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery without alteration, enlargement or any change whatsoever. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s): _______________________________________________________________________
________________________________________________________________________________

Capacity: ______________________________________________________________________
Address(es): ___________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

    DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each, an "Eligible Institution"), hereby (i) represents that the above-named persons are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (ii) represents that such tender of Old Notes complies with Rule 14e-4 and (iii) guarantees that the Notes tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer--Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (a) such Old Notes, or a Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility and (b) a properly completed and duly executed Letter of Transmittal or manually signed facsimile thereof (or Agent's message) with any required signature guarantees and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Old Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.
Name of Firm: __________________________________________________________________
Authorized Signature: __________________________________________________________
Title: _________________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________

                                                          (Zip Code)
Area Code and Telephone Number: ________________________________________________
Dated: _____________________________________
________________________________________________________________________________